UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

BRK, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54956

(Commission File Number)

26-2840468

(IRS Employer Identification No.)

3871 S. Valley View Blvd, Unit 70

Las Vegas, Nevada

(Address of principal executive offices)(Zip Code)

(702) 572-8050

(Registrant’s telephone number, including area code)

 _____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

Item 8.01 Other Events.

Change in Primary Business

On July 25, 2016, BRK, Inc., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K, disclosing, among other things, that pursuant to the terms and conditions that certain Patent Assignment and Technology Transfer Agreement (the “Patent Assignment and Technology Transfer Agreement”), dated May 6, 2016, by and between BRK, Inc., a Nevada corporation (the “Company”) and iSee Automation Inc., a federal Canada corporation (“iSee Automation”), the Company purchased U.S. Patent Application No. 15/079,847, “Helmet System” (the “Patent”) and related technology for a helmet camera system, including intellectual property covered by the Patent. The Patent covers technology designed to wirelessly transmit video images from a small, mobile camera to live broadcast (the “Helmet Camera and Broadcast Technology”).

Pursuant to the terms and conditions of the Patent Assignment and Technology Transfer Agreement, the Company issued 5,000,000 shares of common stock to iSee Automation.

In connection with the acquisition of the Patent, the Company has changed the focus of its business to the Helmet System.

Summary of Business

Our Helmet System is a camera and broadcast system comprised of cameras and microprocessors or computers, with associated software for robot guided automations systems. Our Helmet System is the first of its kind that can wirelessly broadcast events, such as sports, through a camera circuit board, as used and demonstrated at (i) the 2017 NHL Centennial Classic, (ii) 2016 World Cup of Hockey, (iii) the 2016 NHL AllStar Game in Nashville, Tennessee, (iv) the 2016 Memorial Cup, (v) the 2016 Tim Hortons NHL Heritage Classic, and (vi) the 2017 Winter Classic, broadcast on NBC. Additionally, our Helmet System has been used by Sportsnet, a division of Rogers Media and the official broadcaster of the NHL in Canada.

Our Helmet System, with its camera and its related services, are designed purposely to address what we believe are demands from the broadcasting industry for a quality broadcasting system that wirelessly broadcasts countless events, such as sports of the local, national and international markets.

We endeavor to market, sell and/or license our Helmet System services to the broadcasting, sports, and entertainment industries and within the action camera niche market.

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Our Helmet System Technology

Our Helmet System features a professional grade (“iSEE PRO”) product and a retail product (“iSEE R”). iSEE Pro was designed for professional sports broadcasters and broadcasting from a player or referees helmet at long-range distances for long periods of time.

iSEE PRO features a transmitter that is ultra-small, low power consumption, HD, COFDM, video transmitter with integrated high definition camera sensor and wireless remote control. H.264 HD encoding operates in the standard 2k DVB-T COFDM model and is compatible with a wide array of IP diversity and handheld receivers. iSEE PRO features standard tri-band operation (licensed 2GHz, ISM 2.4 and 5.8GHz). This is unpatrolled feature in a professional integrated camera transmitter of this size. The low profile antennas are optimized for all stadium environments.

Additionally, the iSEE PRO features a long-range remote control using a standard key fob for simple commands. The HCTX accessories include items needed to plug and play with ease. The HCTX and accessories are housed in a hardened, shadowed carrying case.

Figure 1: iSEE Refcam was successfully launched in the 2016

NHL All-Star Game in Nashville, Tennessee

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Product Comparison

	iSEE R	iSEE PRO
Tuning step size: 250 kHz step size Frequency stability: ± 10ppm Standby mode: Standby: No RF output Normal: Instant on frequency transmission
Modulation Modes Modulation Formats: COFDM (DVB-T) Carriers: 2K Constellation: QPSK, 16QAM Code Rate: 1/2, 2/3, 3/4, 5/6, 7/8 Guard Interval: 1/32, 1/16, 1/8, 1/4 Bandwidth: 6, 7, & 8 MHz
MPEG Encoder Video Video Coding: MPEG-4 Part 10/H.264 Video Input: Camera Sensor Video Formats 720p 59.94 1080i 59.94
Control Wired micro USB eConn Short Range Wi-Fi 2.4 and 5.8GHz Android/OIS Web
Control Long Range 900MHz Transceiver On/Off/SB Wi-Fi On/Off
Power Requirements Input range: Battery Powered Power consumption: <5 Watts* *includes integrated camera
Environmental: Temperature range: Full specification: –10° to +50°C Ambient Storage: –40° to +80°C Humidity: 0 to 95% non-condensing Altitude: Operating: 20,000ft (6,000 m) Storage: 50,000ft (15,000 m)
Physical Characteristics: Size; See diagram Volume: <10 cubic inches Weight:
Camera Lens: Formats 720p 59.94 1080i 59.94 Field of View 98° 128° Features High Dynamic Range Image Stabilizer Noise Reduction

iSEE PRO was designed for professional sports broadcasters and broadcasting from a player or referees helmet at long-range distances for long periods of time. While iSEE R was designed for the retail market to allow users to share their experience on social media via wifi or Bluetooth capabilities from shorter distances.

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Prospective Future Developments

Our future versions of iSEE aim to incorporate the following:

•	The ability to connect to the camera by cell phone and watch live through the APP,
•	The ability to also watch from home VIA streaming through the APP
•	The ability to communicate to the helmet VIA WIFI through the APP
•	Take pictures through the APP and post to different social media ad on
•	Auto upload to a cloud through APP
•	Incorporate GPS
•	Incorporate Speedometer
•	Incorporate Pressure sensors to monitor impacts
•	Send Feedback back to the APP for training purposes/energy levels or other
•	Monitor certain Body Vitals (Heart Rate, Pulse, Temp, etc)
•	Install multiple cameras for the "360 degree view"
•	Complete diagnostics through the APP
•	Turn OFF and ON the camera through the APP
•	Scan for different helmet cams in the area/event and take pictures
•	Scan for different helmet cams in the area/event and watch live through the APP
•	Scan for different helmet cams in the area/event and watch live from home VIA streaming through the APP
•	Scan for different helmet cams in the area/event and take pictures through the APP and post to different social media ad ones
•	Point and click on certain pictures or videos through the cloud and or APP and have the APP automatically display a collage of the selected pictures for view/sharing.
•	Use different cameras at one single event to connect to by scanning to get a complete “360 degrees view" of the entire event.
•	Guesstimate speed of an object that is being portrayed.

We have identified avenues to explore in minor and major league baseball, college and professional basketball, the unmanned aerial systems, such as medical field, law enforcement, security, and public safety. In order to reaching the above mentioned audiences the company will consider many implementation issues, which are different than broadcasting sporting event through social media, and provide the proper solutions by the company will utilize its capacities and potentiality to become the world’s most versatile camera for commercial and personal uses.

Market

We believe that the action camera industry is still an emerging growth market. Action cameras, including our Helmet System, are used to capture extreme action sports or activities and can capture high-speed and high-quality images. The average cameras are incapable of capturing high-speed actions and are not designed for rugged conditions, including extreme weather. By contrast, action cameras are compact, lightweight, designed for rugged conditions, and can be worn by the person or mounted on vehicles.

We believe that the market of the action cameras is experiencing growth. The entry of new competition is expected to have a subsequent effect on the price, features, and quality of action cameras. The technical and economical conditions mentioned above are expected to be beneficial for consumers, as action camera with enhanced quality and features are expected to be available at low prices. An increase in the number of new vendors is one of the major trends in the market.

THE ACTION CAMERA INDUSTRY

According to Future Source Consulting, Ltd., the economic outlook for future growth in the action camera industry is outstanding based on product and social demand that has led analysts to expect a compounded annual growth rate of 22.2% between the years of 2014-2019 (Global Action Camera Market, 2015). The compounded annual growth mentioned above is due in large part to the continual growing demand for broadcasting through social media sites (such as YouTube, Facebook, Twitter, and Instagram) and by which new players are entering the market.

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Target Customers

We have identified professional market targets that are comprised of broadcasting and sport entertainments industries and also a consumer market target that consists of active adult between the ages 21 to 45 and a secondary market of teens and young adults between the ages of 12 to 19.

•	Professional Clientele: The Company’s professional market is represented by professional major corporations that are in the global broadcasting media industry and major league sports organizations such as college, professional hockey and football franchises. The Company expects to attain and retain over 80% of the broadcasting and sport entertainments market targets.

•	Retail Clientele: The Company’s retail market is represented primarily by young customers that are active, extreme sports enthusiasts, amateur athletes, passionate, adrenaline junkies, and all around adventurous individuals who document and also share their lives on social media devices. The actions of extreme activities are various and range from skydiving, surfing, and mountain biking that can be documented and shared by people who love the company's action camera and the clarity of its crystal quality video that can be shared as an experience in real time on social medias.

It should be noted that there is a second segment within the retail market that is represented by young adult between the ages of 18-21 that tend to travel with friends and companions on short outings and trips that fit the clientele hobbies and interests. The clientele of the second segment is the highest of the social media users between the ages of 22-45.

The individuals and groups want to share their selfie photos and videos on social media and 47% of this category is reported to use the Internet as their source of information. The individuals and groups of the second segment also spend an average of 29 or more hours per week online distributing and consuming media.

Competition

Our primary competitors include:

1) GoPro Hero 4

2) Sony Action Cam

3) Polaroid Cube

4) Drift Ghost HD

Pioneers of innovative technologies often end up being savaged by new competitors. For example, Apple did not invent the smartphone, but it knocked out early leaders such as BlackBerry. However, until recently GoPro almost looked like the exception to the rule.

Sony Action Cam; Sony has taken a hands on approach to its strategy. Doing experiential marketing at large events such as the Electric Daisy Carnival, Sony gained an organic connection to its market. Setting up booths where the consumers can get hands on experience to Sony products while also promoting their name through the sponsorship has worked well. Also, sports celebrities like Tony Hawk have joined Sony’s Action Team and helped promote the action cam.

Polaroid Cube; Polaroid took an interesting leap with their new Cube action camera. Before the release date, Polaroid offered presale orders from a trendy photography website called Photojojo. This 15 allowed Polaroid to penetrate the creative, young, and tech savvy target market and launch the Cube with success. Although the Cube is new to the market, Polaroid’s strategy of differentiating the Cube as an introductory action camera is expected to do well in the future.

Drift Innovation HD Ghost; Drift is trying to create a global digital launch campaign incorporating social media, PPC advertising, YouTube, digital partnerships and online PR. With video at its core, channels were 16 leveraged to drive audiences to experience the brand and product launch content through the Drift brand page allowing maximum control over audience experience.

12-month Plan of Operation

In the next twelve months, we plan of manufacture, market and/or license our Helmet System to broadcast companies and other prospective users of our technology.

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Risk Factors

An investment in our common stock involves a number of very significant risks. You should carefully consider the following risks and uncertainties in addition to other information in this report in evaluating our company and its business before purchasing shares of our company’s common stock. Our business, operating results and financial condition could be seriously harmed due to any of the following risks. You could lose all or part of your investment due to any of these risks.

Risks Related to Our Company

Our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern.

Our financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. We have not generated any revenue from operations since our incorporation. We expect that our operating expenses will increase over the next 12 months as we ramp-up our business. As we cannot assure a lender that we will be able to successfully develop our products, we will almost certainly find it difficult to raise debt financing from traditional lending sources. If we cannot raise the money that we need in order to continue to operate our business, we will be forced to delay, scale back or eliminate some or all of our proposed operations. If any of these were to occur, there is a substantial risk that our business would fail. As of October 31, 2016, we had total current liabilities of $527,898. If we are unable to meet our debt service obligations and other financial obligations, we could be forced to restructure or refinance, seek additional equity capital or sell our assets. We might then be unable to obtain such financing or capital or sell our assets on satisfactory terms.

In its report on the financial statements for the year ended April 30, 2016, our independent registered public accounting firm included an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We need to raise additional funds in the future which may not be available on acceptable terms or at all.

We may consider issuing additional debt or equity securities in the future to fund potential acquisitions or investments, to refinance existing debt, or for general corporate purposes. If we issue equity or convertible debt securities to raise additional funds, our existing stockholders may experience dilution, and the new equity or debt securities may have rights, preferences and privileges senior to those of our existing stockholders. If we incur additional debt, it may increase our leverage relative to our equity capitalization, requiring us to pay additional interest expenses. We may not be able to market such issuances on favorable terms, or at all, in which case, we may not be able to develop or enhance our products, execute our business plan, take advantage of future opportunities, or respond to competitive pressures or unanticipated customer requirements.

We are an early-stage company with a limited operating history, which may hinder our ability to successfully meet our objectives.

We are an early-stage company with only a limited operating history upon which to base an evaluation of our current business and future prospects. As a result, the revenue and income potential of our business is unproven. In addition, because of our limited operating history, we have limited insight into trends that may emerge and affect our business. Errors may be made in predicting and reacting to relevant business trends and we will be subject to the risks, uncertainties and difficulties frequently encountered by early-stage companies in evolving markets. We may not be able to successfully address any or all of these risks and uncertainties. Failure to adequately do so could cause our business, results of operations and financial condition to suffer.

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We expect to suffer losses in the immediate future that may cause us to curtail or discontinue our operations.

We expect to incur operating losses in future periods. These losses will occur because we do not yet have any revenues to offset the expenses associated with the development of our Helmet System and our business operations, generally. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will almost certainly fail.

If we are unable to successfully recruit and retain qualified personnel, we may not be able to continue our operations.

In order to successfully implement and manage our business plan, we will depend upon, among other things, successfully recruiting and retaining qualified personnel having experience in the medical device industry. Competition for qualified individuals is intense. We may not be able to find, attract and retain qualified personnel on acceptable terms. If we are unable to find, attract and retain qualified personnel with technical expertise, our business operations could suffer.

Future growth could strain our resources, and if we are unable to manage our growth, we may not be able to successfully implement our business plan.

We hope to experience rapid growth in our operations, which will place a significant strain on our management, administrative, operational and financial infrastructure. Our future success will depend in part upon the ability of our management to manage growth effectively. This will require that we hire and train additional personnel to manage our expanding operations. In addition, we must continue to improve our operational, financial and management controls and our reporting systems and procedures. If we fail to successfully manage our growth, we may be unable to execute upon our business plan.

We have no employment or compensation agreements with our sole director and officer and as such he may have little incentive to devote time and energy to the operation of our company.

Our sole director and officer, Brian Keasberry, is not subject to any employment or compensation agreement with our company. Therefore, it is possible that he may decide to focus his efforts on other projects or companies which have a higher economic benefit to him. Currently, he is not obligated to spend any time at all on our business and could opt to leave our company for other opportunities or focus on other business which could negatively impact our ability to succeed. We do not have any expectation that our sole director or officer will enter into an employment or compensation agreement with our company in the foreseeable future and the loss of our sole director and officer may be highly detrimental to our ability to conduct ongoing operations.

Our failure to protect our intellectual property and proprietary technology may significantly impair our competitive advantage.

Our success and ability to compete depends in large part upon protecting our proprietary technology. We rely on a combination of trademark, copyright, trade secret protection, and nondisclosure and nonuse agreements to protect our proprietary rights. The steps we have taken may not be sufficient to prevent the misappropriation of our intellectual property, particularly in foreign countries where the laws may not protect our proprietary rights as fully as in the United States. The trademark, copyright, trade secret protection, and nondisclosure and nonuse agreements may not be adequate to deter third party infringement or misappropriation of our trademarks, copyrights and similar proprietary rights.

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In addition, our Patent and other patents that could be issued to us in the future may be challenged, invalidated or circumvented. Our rights granted under those patents may not provide competitive advantages to us, and the claims under our patent applications may not be allowed. We may be subject to or may initiate interference proceedings in the United States Patent and Trademark Office, which can demand significant financial and management resources. The process of seeking patent protection can be time consuming and expensive and patents may not be issued from currently pending or future applications. Moreover, our existing patents or any new patents that may be issued may not be sufficient in scope or strength to provide meaningful protection or any commercial advantage to us.

We may in the future initiate claims or litigation against third parties for infringement of our proprietary rights in order to determine the scope and validity of our proprietary rights or the proprietary rights of our competitors. These claims could result in costly litigation and the diversion of our technical and management personnel.

We may face costly intellectual property infringement claims, the result of which would decrease the amount of cash we would anticipate to operate and complete our business plan.

We anticipate that from time to time we will receive communications from third parties asserting that we are infringing certain patents and other intellectual property rights of others or seeking indemnification against alleged infringement. If anticipated claims arise, we will evaluate their merits. Any claims of infringement brought of third parties could result in protracted and costly litigation, damages for infringement, and the necessity of obtaining a license relating to one or more of our products or current or future technologies, which may not be available on commercially reasonable terms or at all. Litigation, which could result in substantial cost to us and diversion of our resources, may be necessary to enforce our patents or other intellectual property rights or to defend us against claimed infringement of the rights of others. Any intellectual property litigation and the failure to obtain necessary licenses or other rights could have a material adverse effect on our business, financial condition and results of operations.

Risks Relating to Our Business

Our business may be affected by unfavorable publicity or lack of consumer acceptance.

We are highly dependent upon consumer acceptance of the efficacy and quality of our services and products. Consumer acceptance of services and products such as ours can be significantly influenced by consumer trends, national media attention and other publicity about product use. A service or product may be received favorably resulting in high sales associated with that service or product that may not be sustainable as consumer preferences change. Future customer sentiment or publicity could be unfavorable to our industry or to any of our services or products and may not be consistent with earlier favorable research or publicity. A future research report or publicity that is perceived by our consumers as less than favorable or that may question earlier favorable research or publicity could have a material adverse effect on our ability to generate revenue. Adverse publicity in the form of published research, statements by regulatory authorities or otherwise, whether or not accurate, that associates the use of our service or product with adverse effects, or that questions the benefits of our product or a similar service or product, or that claims that our services or products are ineffective, could reduce market acceptance of our products and could result in decreased product demand and could have a material adverse effect on our business, reputation, financial condition or results of operations.

Any significant disruption in our website presence or services could result in a loss of customers.

Our reputation and ability to attract, retain and serve our customers will be dependent upon the reliable performance of our website, network infrastructure and fulfillment processes (how we deliver services purchased by our customers). Prolonged or frequent interruptions in any of these systems could make our website unavailable or unusable, which could diminish the overall attractiveness of our subscription service to existing and potential customers.

Our servers will likely be vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions and delays in our service and operations and loss, misuse or theft of data. It is likely that our website will periodically experience directed attacks intended to cause a disruption in service, which is not uncommon for web-based businesses. Any attempts by hackers to disrupt our website service or our internal systems, if successful, could harm our business, be expensive to remedy and damage our reputation. Efforts to prevent hackers from entering our computer systems are expensive to implement and may limit the functionality of our services. Any significant disruption to our website or internal computer systems could result in a loss of subscribers and adversely affect our business and results of operations.

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We are in a competitive market which could impact our ability to gain market share which could harm our financial performance.

The business of action camera sales, licensing and services, upon which we depend for our business, is very competitive. Barriers to entry on the Internet are relatively low, and we face competitive pressures from numerous companies that have existed and been successful in this general market space for many years. There are a number of successful action cameras manufactured by proven companies that offer action camera sales, licensing and services, such as we do, which may prevent us from gaining enough market share to become successful. These competitors have existing customers that may form a large part of our targeted client base, and such clients may be hesitant to switch over from already established competitors to our service. If we cannot gain enough market share, our business and our financial performance will be adversely affected.

We are a small company with limited resources relative to our competitors and we may not be able to compete effectively.

The action camera sales, licensing and services of our competitors have longer operating histories, greater resources and name recognition, and a larger base of customers than we have. As a result, these competitors will have greater credibility with our potential customers. They also may be able to adopt more aggressive pricing policies and devote greater resources to the development, promotion, and sale of their services than we may be able to devote to our services. Therefore, we may not be able to compete effectively and our business may fail.

We process, store and use personal information and other data, which subjects us to governmental regulation and other legal obligations related to privacy. Our actual or perceived failure to comply with such obligations could harm our business.

We receive, store and process personal information and other user data, including credit card information for certain users. There are numerous federal, state and local laws around the world regarding privacy and the storing, sharing, use, processing, disclosure and protection of personal information and other user data, the scope of which are changing, subject to differing interpretations, and may be inconsistent between countries or conflict with other rules. We generally comply with industry standards and are subject to the terms of our privacy policies and privacy-related obligations to third parties (including, in certain instances, voluntary third-party certification bodies such as TRUSTe). It is possible that these obligations may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices. Any failure or perceived failure by us to comply with our privacy policies, our privacy-related obligations to users or other third parties, or our privacy-related legal obligations, or any compromise of security that results in the unauthorized release or transfer of personally identifiable information or other user data, may result in governmental enforcement actions, litigation or negative publicity and could cause our users and advertisers to lose trust in us, which could have an adverse effect on our business. Additionally, if third parties with whom we work, such as advertisers, vendors or developers, violate applicable laws or our policies, such violations may also put our users’ information at risk and could have an adverse effect on our business.

Our business is subject to a variety of U.S. and foreign laws, many of which are unsettled and still developing and which could subject us to claims or otherwise harm our business.

We are subject to a variety of laws in the United States and abroad, including laws regarding data retention, privacy, distribution of user-generated content and consumer protection, that are frequently evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting, particularly outside the United States. For example, laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, including actions based on invasion of privacy and other torts, unfair competition, copyright and trademark infringement, and other theories based on the nature and content of the materials searched, the ads posted, or the content provided by users. In addition, regulatory authorities around the world are considering a number of legislative and regulatory proposals concerning data protection and other matters that may be applicable to our business. It is also likely that if our business grows and evolves and our solutions are used in a greater number of countries, we will become subject to laws and regulations in additional jurisdictions. It is difficult to predict how existing laws will be applied to our business and the new laws to which we may become subject.

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If we are not able to comply with these laws or regulations or if we become liable under these laws or regulations, we could be directly harmed, and we may be forced to implement new measures to reduce our exposure to this liability. This may require us to expend substantial resources or to discontinue certain products or features, which would negatively affect our business. In addition, the increased attention focused upon liability issues as a result of lawsuits and legislative proposals could harm our reputation or otherwise impact the growth of our business. Any costs incurred to prevent or mitigate this potential liability could also harm our business and operating results.

Our potential customers will require a high degree of reliability in the delivery of our services, and if we cannot meet their expectations for any reason, demand for our products and services will suffer.

Our success depends in large part on our ability to assure generally error-free services, uninterrupted operation of our network and software infrastructure, and a satisfactory experience for our customers’ end users when they use Internet-based communications services. To achieve these objectives, we depend on the quality, performance and scalability of our products and services, the responsiveness of our technical support and the capacity, reliability and security of our network operations. We also depend on third parties over which we have no control. For example, our ability to serve our customers is based solely on our network access agreement with one service provider and on that service provider’s ability to provide reliable Internet access. Due to the high level of performance required for critical communications traffic, any failure to deliver a satisfactory experience to end users, whether or not caused by our own failures could reduce demand for our products and services.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Under the Jumpstart Our Business Startups Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves to this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

We incur costs associated with SEC reporting compliance, which may significantly affect our financial condition.

We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $25,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

However, for as long as we remain an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We intend to take advantage of these reporting exemptions until we are no longer an “emerging growth company.”

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We will remain an “emerging growth company” for up to five years, although if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, we would cease to be an “emerging growth company” as of the following December 31.

After, and if ever, we are no longer an “emerging growth company,” we expect to incur significant additional expenses and devote substantial management effort toward ensuring compliance with those requirements applicable to companies that are not “emerging growth companies,” including Section 404 of the Sarbanes-Oxley Act.

Risks Relating to Our Common Stock

Because we can issue additional shares of common stock, our stockholders may experience dilution in the future.

We are authorized to issue up to 100,000,000 shares of common stock, of which approximately 50,333,200 shares of common stock are issued outstanding as of December 20, 2016, and 1,000,000 shares of preferred stock, of which no shares are issued or outstanding. Our board of directors has the authority to cause us to issue additional shares of common stock and preferred stock without consent of our stockholders. The future issuance of common stock or preferred stock may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. We may value any common stock or preferred stock in the future on an arbitrary basis. The issuance of common stock or preferred stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Because we were a shell company, you will not be able to resell your shares in certain circumstances, which could hinder the resale of your shares.

We have, until now, been classified as a “shell company” within the meaning of Rule 405, promulgated pursuant to Securities Act of 1933 because we have had nominal assets and nominal operations. Accordingly, the shares of our common stock can only be resold through registration under Section 5 the Securities Act of 1933, Section 4(a)(1), if available, or by meeting the conditions of Rule 144(i). Another implication of us being a shell company is that we cannot file registration statements under Section 5 of the Securities Act of 1933 using a Form S-8, a short form of registration to register securities issued to employees and consultants under an employee benefit plan. Additionally, though exemptions, such as Section 4(a)(1) of the Securities Act of 1933 may be available for holders of our shares to resell their shares, because we are a shell company, such holders may not rely on the safe harbor from being deemed statutory underwriter under Section 2(11) of the Securities Act of 1933, as provided by Rule 144, to resell his or her securities. Only after we (i) are not a shell company, and (ii) have filed all reports and other materials required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934, as applicable, during the preceding 12 months (or for such shorter period that we may be required to file such reports and materials, other than Form 8-K reports); and have filed current “Form 10 information” with the SEC reflecting our status as an entity that is no longer a shell company for a period of not less than 12 months, can our securities be resold pursuant to Rule 144. “Form 10 information” is, generally speaking, the same type of information as we are required to disclose in a prospectus, but without an offering of securities. These circumstances regarding how Rule 144 applies to shell companies may hinder your resale of your shares of our company.

Our common stock is illiquid and the price of our common stock may be negatively impacted by factors which are unrelated to our operations.

Although our common stock is currently quoted on the OTC Pink marketplace of OTC Markets Group Inc. under the ticker symbol “BRKK,” there is a very limited trading market for our common stock. Even if and when a market is established and trading begins, trading through the OTC Pink marketplace is frequently thin and highly volatile. There is no assurance that a sufficient market will develop in our stock, in which case it could be difficult for shareholders to sell their stock. The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of our competitors, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

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Trading of our stock is restricted by the Securities Exchange Commission’s penny stock regulations, which may limit a stockholder’s ability to buy and sell our common stock.

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission, which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of us.

Though not now, we may be or in the future we may become subject to Nevada’s control share law. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

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If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder’s shares.

Nevada’s control share law may have the effect of discouraging takeovers of the corporation.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and “interested stockholders” for three years after the “interested stockholder” first becomes an “interested stockholder,” unless the corporation’s board of directors approves the combination in advance. For purposes of Nevada law, an “interested stockholder” is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “business combination” is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquiror to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage parties interested in taking control of us from doing so if it cannot obtain the approval of our board of directors.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Patent Assignment and Technology Transfer Agreement dated May 6, 2016, by and between the Company and iSee Automation Inc. (1)

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(1)	Incorporated by reference to Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 25, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRK, INC.

Date: January 12, 2017	By:	/s/ Brian Keasberry
	Name:	Brian Keasberry
	Title:	President

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